U.S. Securities and Exchange Commission

                  Washington, D.C. 20549



                         FORM 8-K

                      CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934








Date of Report (Date of earliest event reported):  February 28, 2003



              INFOTEC BUSINESS SYSTEMS, INC.
  (Exact name of Registrant as specified in its charter)



         NEVADA          333-90618          98-0358149
(State or other
 jurisdiction         Commission            (I.R.S. Employer
of incorporation)      File No.          Identification No.)



444 Columbia Street E., New Westminster, B.C. Canada    V3L 3W9
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area  code   (604)777-1707


(Former address and former fiscal year end, if changed since last report)





ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

  On  February  28,  2003, the Board of  Directors  of  the
Company  approved by unanimous written consent, a  1  to  6
forward split of the Company's capital stock.  Pursuant  to
the  forward split, all of the Company's authorized capital
stock  will  be increased on a 1 to 6 basis.   As  provided
under Nevada law, no shareholder vote is required to approve the forward split.

  The anticipated effective date of the forward split is on
or about March 18, 2003 upon the filing of a certificate of
change  with the State of Nevada and compliance  with  NASD
notification   provisions.    Immediately   following   the
forward  split the Company will have 450,000,000 shares  of
capital  stock  authorized  for  issuance,  consisting   of
300,000,000  shares of common stock (par value  $.001)  and
150,000,000   shares  of  blank  check   preferred   stock.
Immediately following the reverse split there will be 27,000,000 shares of common stock outstanding and no shares of preferred stock outstanding.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMA
TION AND EXHIBITS

   (c)  Exhibits             Description of Documents

      3.1      Form of Certificate of Change.







                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


               INFOTEC BUSINESS SYSTEMS, INC.
                        (Registrant)




                       By: /s/ Robert Danvers
                       (Robert Danvers,  Principal     Executive Officer)

   DATED. March 7, 2003











Exhibit 3.1








                       CERTIFICATE PURSUANT TO
                              NRS 78.209




  INFOTEC BUSINESS SYSTEMS, INC.                 23938-2001

     (Name of Corporation)                      (File Number)


  March 18, 2003
     (Effective Date)


  In connection with a resolution of the board of directors of Infotec Business Systems, Inc. (the "Corporation") dated February 28, 2003, this Certificate sets forth the information required by NRS 78.209 as follows:

  (a) the current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

           SEVENTY FIVE MILLION (75,000,000) shares of capital stock, consisting of two (2) classes of stock as follows:

           NONASSESSABLE COMMON STOCK: FIFTY MILLION (50,000,000) shares of Common Stock, Par Value ONE MILL ($0.001) per share, and

           PREFERRED   STOCK:  TWENTY  FIVE  MILLION  (25,000,000)
       shares of Preferred stock, Par Value ONE MILL ($0.001) per share.

       (b) the number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

           FOUR HUNDRED FIFTY MILLION (450,000,000) shares of capital stock, consisting of two (2) classes of stock as follows:

           NONASSESSABLE  COMMON  STOCK:  THREE  HUNDRED   MILLION
       (300,000,000) shares of Common Stock, Par Value ONE MILL ($0.001) per share, and

           PREFERRED    STOCK:   ONE   HUNDRED    FIFTY    MILLION
       (150,000,000) shares of Preferred stock, Par Value ONE MILL ($0.001) per share.

       (c) The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

                                            Number of Shares
           Class or Series                     In Exchange

    Common Shares, Par Value $0.001            Six (6) shares

  (d) The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

           None.

  (e) That  any required approval  of  the stockholders has been obtained:

           None required.


  By an Officer of the Corporation on its behalf:


     /s/ Robert Danvers        Date:      March 7, 2003
    Robert Danvers, President